2 Q 2 1 E a r n i n g s P r e s e n t a t i o n J u l y 2 2 , 2 0 2 1 Exhibit 99.2

Forward Looking Statements The foregoing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and include expressions about management’s confidence and strategies and management’s expectations about new and existing programs and products, acquisitions, relationships, opportunities, taxation, technology, market conditions and economic expectations, including the potential effects of the COVID-19 pandemic on our businesses and financial results and conditions. These statements may be identified by such forward-looking terminology as “should,” “expect,” “believe,” “view,” “opportunity,” “allow,” “continues,” “reflects,” “typically,” “usually,” “anticipate,” or similar statements or variations of such terms. Such forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to: the continued impact of COVID-19 on the U.S. and global economies, including business disruptions, reductions in employment and an increase in business failures, specifically among our clients; the continued impact of COVID-19 on our employees and our ability to provide services to our customers and respond to their needs as more cases of COVID-19 may arise in our primary markets; potential judgments, claims, damages, penalties, fines and reputational damage resulting from pending or future litigation and regulatory and government actions, including as a result of our participation in and execution of government programs related to the COVID-19 pandemic or as a result of our actions in response to, or failure to implement or effectively implement, federal, state and local laws, rules or executive orders requiring that we grant forbearances or not act to collect our loans; the impact of forbearances or deferrals we are required or agree to as a result of customer requests and/or government actions, including, but not limited to our potential inability to recover fully deferred payments from the borrower or the collateral; the risks related to the discontinuation of the London Interbank Offered Rate and other reference rates, including increased expenses and litigation and the effectiveness of hedging strategies; failure to obtain shareholder or regulatory approval for the acquisition of The Westchester Bank Holding Corporation on the anticipated terms and within the anticipated timeframe; the inability to realize expected cost savings and synergies from the Westchester merger in amounts or in the timeframe anticipated; costs or difficulties relating to Westchester integration matters might be greater than expected; the inability to retain customers and qualified employees of Westchester; damage verdicts or settlements or restrictions related to existing or potential class action litigation or individual litigation arising from claims of violations of laws or regulations, contractual claims, breach of fiduciary responsibility, negligence, fraud, environmental laws, patent or trademark infringement, employment related claims, and other matters; a prolonged downturn in the economy, mainly in New Jersey, New York, Florida and Alabama, as well as an unexpected decline in commercial real estate values within our market areas; higher or lower than expected income tax expense or tax rates, including increases or decreases resulting from changes in uncertain tax position liabilities, tax laws, regulations and case law; the inability to grow customer deposits to keep pace with loan growth; a material change in our allowance for credit losses under CECL due to forecasted economic conditions and/or unexpected credit deterioration in our loan and investment portfolios; the need to supplement debt or equity capital to maintain or exceed internal capital thresholds; greater than expected technology related costs due to, among other factors, prolonged or failed implementations, additional project staffing and obsolescence caused by continuous and rapid market innovations; the loss of or decrease in lower-cost funding sources within our deposit base, including our inability to achieve deposit retention targets under Valley's branch transformation strategy; cyber-attacks, ransomware attacks, computer viruses or other malware that may breach the security of our websites or other systems to obtain unauthorized access to confidential information, destroy data, disable or degrade service, or sabotage our systems; results of examinations by the Office of the Comptroller of the Currency (OCC), the Federal Reserve Bank (FRB), the Consumer Financial Protection Bureau (CFPB) and other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our allowance for credit losses, write-down assets, reimburse customers, change the way we do business, or limit or eliminate certain other banking activities; our inability or determination not to pay dividends at current levels, or at all, because of inadequate earnings, regulatory restrictions or limitations, changes in our capital requirements or a decision to increase capital by retaining more earnings; unanticipated loan delinquencies, loss of collateral, decreased service revenues, and other potential negative effects on our business caused by severe weather, the COVID-19 pandemic or other external events; unexpected significant declines in the loan portfolio due to the lack of economic expansion, increased competition, large prepayments, changes in regulatory lending guidance or other factors; and the failure of other financial institutions with whom we have trading, clearing, counterparty and other financial relationships. A detailed discussion of factors that could affect our results is included in our SEC filings, including the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2020. We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in our expectations. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.

3 2Q21 1Q21 2Q20 2Q21 1Q21 2Q20 Net Income ($mm) $120.5 $115.7 $95.6 $126.6 $115.8 $95.9 Return on Average Assets Annualized 1.17% 1.14% 0.92% 1.23% 1.14% 0.93% Efficiency Ratio 50.0% 49.5% 48.0% 46.6% 48.6% 46.8% Pre-Provision Net Revenue 2 ($mm) $172.1 $163.7 $170.2 $183.6 $166.5 $174.0 PPNR / Average Assets 2 Annualized 1.67% 1.61% 1.64% 1.78% 1.63% 1.68% Diluted Earnings Per Share $0.29 $0.28 $0.23 $0.30 $0.28 $0.23 Reported Adjusted 1 1 Please refer to the Non-GAAP Disclosure Reconciliation on pages 17 - 19 2 Pre-provision net revenue equals net interest income plus total non-interest income less total non-interest expense; PPNR / Avg. Assets is presented on an annualized basis; Please refer to the Non-GAAP Disclosure Reconciliation on pages 19-21 2Q 2021 Highlights Year-Over-Year Quarterly Adjusted Diluted EPS Growth of 30% 30bp Increase in Quarterly Adjusted Return on Average Assets Year-Over-Year Acceleration in Non-PPP Loan Growth and Continued Core Funding Improvement Supporting Stable NIM

SLIDE 4

Overview of The Westchester Bank Acquisition



Westchester
Westchester
Valley

Westchester Financial Highlights (as of 3/31/2021) [1]

Total Assets:	$1,313mm
Gross Loans:	$910mm
Total Deposits:	$1,116mm
Net Income (MRQ, annualized):	$16.1mm
ROAA (MRQ, annualized):	1.29%
Net Interest Margin (MRQ, annualized):	3.10%
Efficiency Ratio (MRQ):	43.3%
NPAs / Assets:	0.21%
Tang. Common Equity / Tang. Assets:	10.2%

Transaction Rationale

- High-Quality Partner With a Track Record of Strong Asset Quality
- Expansion of Physical Footprint into Dynamic and Contiguous Westchester County Market
- Experienced Leadership Team Focused on Servicing Commercial Clients
- Low Integration Risk Given Relative Size and Valley's Familiarity with Westchester Market
- Financially Attractive With Incremental Benefit to Earnings While Preserving Tangible Book Value / Capital

Financial Impact & Other Considerations

- ~1% EPS Accretion
- Neutral to tangible book value & capital ratios
- Westchester's President & CEO John Tolomer will remain with Valley as Market President to lead efforts in Westchester County
- Targeted close in 4Q21

[1] Consolidated financial data for Westchester; MRQ means most recent quarter ended

5 6% 11% 7% 5% Qtr / Qtr Growth (2Q21 / 1Q21) 3-Year CAGR (2Q21 / 2Q18) Revenue Expenses 6% 11% 2% 4% Qtr / Qtr Growth (2Q21 / 1Q21) 3-Year CAGR (2Q21 / 2Q18) $170.2 $163.7 $172.1 $174.0 $166.5 $183.6 1.64% 1.61% 1.67% 1.68% 1.63% 1.78% 2Q20 1Q21 2Q21 2Q20 1Q21 2Q21 PPNR PPNR / Avg. Assets Net Interest Income and Margin All metrics are represented on full tax equivalent basis Cash balance remains elevated despite significant loan growth during the quarter Continued reduction in deposit costs and replacement of time deposits with lower-cost transaction balances FHLB advances prepaid at the end of the quarter should benefit ongoing interest expense / funding cost Net Interest Margin, Profitability & Operating Leverage Pre-Provision Net Revenue ($mm) 1 $283.5 $284.1 $288.8 $293.6 $301.8 3.00% 3.01% 3.06% 3.14% 3.18% 2Q20 3Q20 4Q20 1Q21 2Q21 NII ($mm) NIM Consistent Positive Operating Leverage 1 Reported 1 Reported pre-provision net revenue is equal to net interest income plus total non-interest income less total non-interest expense; please refer to the Non-GAAP Disclosure Reconciliation on pages 17 - 19 AdjustedResilient Net Interest Margin and Consistent Net Interest Income Growth 3.2x 2.8xOperating Leverage: Adjusted Reported Adjusted

6 130 619 1,057 130 749 1,806 4Q20 1Q21 2Q21 Quarterly Forgiveness Cumulative Impact of PPP ($mm) 2,277 2,152 2,365 1,351 2,247 2,250 2,235 1,986 3Q20 4Q20 1Q21 2Q21 End of Period Avg. Balance 3.01% 3.06% 3.14% 3.18% 3.03% 3.06% 3.05% 3.07% 3Q20 4Q20 1Q21 2Q21 Reported NIM NIM ex. PPP Net Interest Margin (FTE)PPP Loan Balance Forgiveness Update ($mm) Over 75% of Round 1 and 2 PPP balances have been forgiven Net Interest Income Analysis 3Q20 4Q20 1Q21 2Q21 Net Interest Income (FTE) 284.1 288.8 293.6 301.8 PPP Impact (14.8) (17.0) (25.7) (25.7) NII ex PPP 269.3 271.8 267.9 276.1 Earning Asset Analysis 3Q20 4Q20 1Q21 2Q21 Avg. Earning Assets 37,768 37,807 37,386 37,907 PPP Impact (2,247) (2,250) (2,235) (1,986) Earning Assets ex PPP 35,520 35,557 35,152 35,922 Totals may not sum due to rounding.

7 Interest Rate Positioning Redeemed $60mm of legacy subordinated debt at 6.25% cost and prepaid $248mm of FHLB advances at a 1.82% effective cost ($8.4mm prepayment penalty) during the 2nd quarter of 2021 Continue to drive non-maturity deposit costs lower Selected opportunities to reprice maturing borrowings and CDs lower and mitigate asset yield headwinds Intend to selectively take advantage of lower-cost wholesale funding and extend liability duration 12-Month Forward Maturity Schedule ($bn) 3Q21 4Q21 1Q22 2Q22 Maturing CD Rates 0.35% 0.42% 0.51% 0.55% Maturing Borrowing Rates 1.38% -- -- -- Maturing Brokered Rates 0.46% 0.10% 0.25% 0.26% $2.2 $0.4 $0.3 $0.9 $1.2 $0.5 $0.7 $0.1 $0.2 3Q21 4Q21 1Q22 2Q22 CDs Borrowings Brokered Deposits

8 14.2 17.1 18.4 9.0 10.1 10.5 8.3 5.5 4.3 2Q20 1Q21 2Q21 Savings & Interest Checking Non-Interest Time Non-interest bearing $10.5 Savings, NOW & MMA $18.4 Time $4.3 Short-term borrowings $0.9 Long-term borrowings $1.9 Other $0.5 Avg. Deposit Balance ($MM) and Rate (%) Trends 2Q21 Deposit Trends ($bn) Total Liabilities 6/30/2021 Deposits, Funding & Liquidity $36.5BN 0.48% 0.37% 0.30% 0.27% 0.25% 1.39% 0.95% 0.82% 0.76% 0.54% $3,000 $5,000 $7,000 $9,000 $11,000 $13,000 $15,000 $17,000 2Q20 3Q20 4Q20 1Q21 2Q21 Savings, NOW & MMA Time Deposits W.Avg Savings, NOW & MMA Rate W.Avg Time Deposits Rate 1 Includes junior subordinated debt within long-term borrowings. Totals may not sum due to rounding. $31.4 $32.6 1 26% 29% 45% Cost of total deposits declined 7bp to 0.21% from 0.28% in 1Q21 Well-funded balance sheet to support strong loan originations Continued transition from time deposits to non- interest and lower-cost transaction balances $33.2 13% 32% 55%

9 Residential R.E. 13% Multifamily 16% Owner- Occupied CRE 10% C&I 15% C&I (PPP) 4% Consumer 9% Construction 5% Non Owner- Occupied CRE 28% $0.9 $1.0 $1.4 $1.6 $2.6 3.27% 3.26% 3.35% 3.32% 3.32% 4.02% 3.89% 3.86% 3.85% 3.87% 2Q20 3Q20 4Q20 1Q21 2Q21 Origination Volume (Gross) New Origination Rate Avg. Portfolio Rate New Loan Originations ($bn) / Yields (%) vs Portfolio Yields (%) 2 1 Loan classifications according to call report schedule which may not correspond to classification outlined in earnings release 2 Origination volume and new origination rate excludes PPP originations Loans & Loan Growth 2Q21 Loan Composition 1 $32.5bn 2Q21 YTD Annualized Loan Growth 1 (10%) (1%) 1% 1% 2% 3% 6% 18% 26% Home Equity Multi-family Construction C&I (ex. PPP) Res. Mortgage Owner-Occupied CRE Other Consumer Non-Owner Occupied CRE Auto Quarterly annualized non-PPP loan growth: +10% YTD annualized non-PPP loan growth: +7% Loan growth well-diversified across geographies and asset classes Loan origination spreads remain wide from a historical perspective +$175mm +$766mm +$26mm +$56mm +$43mm +$24mm +$7mm ($36mm) ($21mm)

10 2Q21 Non-Interest Income ($mm) 2Q21 rebound in swap and gain on sale income as expected, supplemented by higher insurance commissions and other fees Fee income rebounded to 12.5% of revenues from 9.6% in 1Q21 despite strong growth in net interest income Fee Income Other 26% Trust, Investment & Insurance 14% Loan Servicing Fees 7% Service Charges 12% Gain-on-Sale of Loans, net 23% Swap Fees 18% $43.1mm Non-Interest Income ($mm) $21.8 $21.5 $25.4 $14.7 $6.2 $7.6 $8.3 $3.5 $10.1 2Q20 1Q21 2Q21 Other Non-Interest Income Swap Income Gain on Sale $44.8 $43.1 $31.2

11 157.2 160.2 173.1 160.2 171.9 153.4 155.0 157.3 157.5 160.5 2Q20 3Q20 4Q20 1Q21 2Q21 Reported Expenses Adjusted 5 Quarter Operating Expense Trends ($ in millions) Efficiency Ratio (%) 1 Reported expenses include $8.4mm of losses on debt extinguishment and $3.0mm of tax credit amortization Adjusted expenses increased due to higher performance-based incentive compensation accruals Adjusted efficiency ratio back below 47% 1Refer to the appendix on pages 17 – 19 regarding non-GAAP financial measures. Sums may be inconsistent due to rounding. 2Q21 Operating Expenses ($, in millions) 1 Non-Interest Expense 1 2Q21 Expense Commentary $160.5 $3.0 $8.4 Adjusted Expenses Amortization of tax credits 48.0 49.5 50.0 46.8 48.6 46.6 2Q20 Reported 1Q21 Reported 2Q21 Reported 2Q20 Adjusted 1Q21 Adjusted 2Q21 Adjusted

12 0.65% 0.59% 0.58% 0.62% 0.68% 2Q20 3Q20 4Q20 1Q21 2Q21 Asset Quality Non-Accrual Loans / Total Loans Net Charge-offs & Provision ($mm) $15 $15 $3 $6 $9 $41 $31 $19 $9 $9 0.18% 0.19% 0.04% 0.07% 0.11% 2Q20 3Q20 4Q20 1Q21 2Q21 Net Charge-offs Provision for Loans NCOs / Avg. Loans Allowance for Credit Losses for Loans / Total Loans 0.99% 1.03% 0.99% 1.03% 1.09% 1.08% 1.09% 1.06% 1.11% 1.17% 1.17% 1.14% 2Q20 3Q20 4Q20 1Q21 2Q21 ACL / Loans ex. PPP $ in millions 6/30/2021 Balance ($mm) Percent of Loans Commercial & Industrial $109.7 1.80% Real Estate – Construction $20.9 1.19% Real Estate – Commercial $168.2 0.96% Real Estate – Residential $25.3 0.60% Home Equity $4.6 1.12% Auto & Other Consumer $10.6 0.43% Allowance for Loan Losses $339.3 1.05% Allowance for Unfunded $14.4 -- Total Allowance for Credit Losses $353.7 1.09% ACL by Loan Segment Sums may be inconsistent due to rounding.

13 Equity & Capitalization $6.96 $7.12 $7.25 $7.39 $7.59 $10.56 $10.71 $10.85 $10.97 $11.15 6/30/20 9/30/20 12/31/20 3/31/21 6/30/2021 TBV per share Book Value per share Book Value and Tangible Book Value per Share 1 Equity Capitalization Level 1 Please refer to the Non-GAAP Disclosure Reconciliation on pages 17 - 19 9% year-over-year tangible book value growth 7.00% 7.32% 7.47% 7.55% 7.73%10.75% 11.13% 11.29% 11.32% 11.48% 6/30/20 9/30/20 12/31/20 3/31/2021 6/30/2021 Tangible Common Equity / Tangible Assets Equity / Assets $1.3BN PPP loans reduce TCE / TA by ~28 bp in 1Q21 Holding Company Capital Ratios 6/30/20 3/31/21 6/30/21 Year-over-Year Change Tier 1 Leverage 7.70 8.37 8.49 +79bp Common Equity Tier 1 9.51 10.08 10.04 +53bp Tier 1 Risk-Based 10.23 10.79 10.73 +50bp Total Risk-Based 12.19 12.76 13.36 +117bp

A p p e n d i x

15 CRE Detail as of 6/30/2021 Portfolio by Collateral Type Apartment & Residential 26% Retail 20% Mixed Use 12% Office 11% Industrial 11% Healthcare 9% Specialty & Other 11% Portfolio by Geography Florida 25.9% New Jersey 23.4% Other 15.1% Other NYC Boroughs 13.8% Manhattan (Multifamily) 6.7% Manhattan (Other) 4.6% New York (ex. NYC) 10.5% Geography Outstanding ($BN) % of Total Wtd. Avg. LTV Wtd. Avg. DSCR Florida $4.5 25.9% 63% 1.75x New Jersey $4.1 23.4% 60% 1.80x Other $2.6 15.1% 62% 1.75x Other NYC Boroughs $2.4 13.8% 52% 1.43x Manhattan $2.0 11.3% 34% (49% ex Co-Ops) 1.67x New York (ex. NYC) $1.8 10.5% 55% 1.59x Total $17.5 100.0% 56% 1.69x $17.5bn $17.5bn

16 2Q21 Balance Active Active Deferral / ($MM) Deferral ($MM) 2Q21 Loan Balance Commercial Loans & Leases $25,349 $106 0.4% Residential & Home Equity 1 $4,638 $35 0.7% Auto & Other Consumer $2,470 $1 NM Total $32,457 $142 0.4% Deferral Information as of 6/30/2021 Outstanding Loan Deferrals Totals may not sum due to rounding. Initial deferral period not to exceed 180 days. 1 Reflects residential mortgage loans held in portfolio. 11.6% 8.4% 3.3% 1.1% 0.9% 0.4% 5/6/20 7/10/20 9/30/20 12/31/20 3/31/21 6/30/21 Active Deferrals / Total Loans

17 June 30, March 31, June 30, ($ in thousands, except for share data) 2021 2021 2020 Adjusted net income available to common shareholders: Net income, as reported $120,512 $115,710 $95,601 Add: Losses on extinguishment of debt (net of tax) 6,024 — — Add: Losses on available for sale and held to maturity securities transactions (net of tax) (a) 81 85 29 Add: Merger related expenses (net of tax)(b) — — 263 Net income, as adjusted $126,617 $115,795 $95,893 Dividends on preferred stock 3,172 3,172 3,172 Net income available to common shareholders, as adjusted $123,445 $112,623 $92,721 (a) Included in gains on securities transactions, net within other non-interest income (b) Merger related expenses are primarily within salary and employee benefits expense, professional and legal fees, and other expense. Adjusted per common share data: Net income available to common shareholders, as adjusted $123,445 $112,623 $92,721 Average number of shares outstanding 405,963,209 405,152,605 403,790,242 Basic earnings, as adjusted $0.30 $0.28 $0.23 Average number of diluted shares outstanding 408,660,778 407,636,765 404,631,845 Diluted earnings, as adjusted $0.30 $0.28 $0.23 Adjusted annualized return on average tangible shareholders' equity: Net income, as adjusted $126,617 $115,795 $95,893 Average shareholders' equity 4,708,789 4,645,400 4,477,446 Less: Average goodwill and other intangible assets 1,449,388 1,451,750 1,456,781 Average tangible shareholders' equity 3,259,401 3,193,650 $3,020,665 Annualized return on average tangible shareholders' equity, as adjusted 15.54% 14.50% 12.70% Adjusted annualized return on average assets: Net income, as adjusted $126,617 $115,795 $95,893 Average assets $41,161,448 $40,770,731 $41,429,725 Annualized return on average assets, as adjusted 1.23% 1.14% 0.93% Adjusted annualized return on average shareholders' equity: Net income, as adjusted $126,617 $115,795 $95,893 Average shareholders' equity 4,708,789 $4,645,400 $4,477,446 Annualized return on average shareholders' equity, as adjusted 10.76% 9.97% 8.57% Three Months Ended Non-GAAP Disclosure Reconciliation

18 June 30, March 31, June 30, ($ in thousands) 2021 2021 2020 Annualized return on average tangible shareholders' equity: Net income, as reported $120,512 $115,710 $95,601 Average shareholders' equity 4,708,789 4,645,400 4,477,446 Less: Average goodwill and other intangible assets 1,449,388 1,451,750 1,456,781 Average tangible shareholders' equity 3,259,401 3,193,650 $3,020,665 Annualized return on average tangible shareholders' equity 14.79% 14.49% 12.66% Adjusted efficiency ratio: Non-interest expense, as reported $171,893 $160,213 $157,166 Less: Loss on extinguishment of debt (pre-tax) 8,406 — — Less: Merger-related expenses (pre-tax) — — 366 Less: Amortization of tax credit investments (pre-tax) 2,972 2,744 3,416 Non-interest expense, as adjusted $160,515 $157,469 $153,384 Net interest income 300,907 292,667 282,559 Non-interest income, as reported 43,126 31,233 44,830 Add: Losses on available for sale and held to maturity securities transactions, net (pre-tax) 113 118 41 Non-interest income, as adjusted 43,239 $31,351 $44,871 Gross operating income, as adjusted $344,146 $324,018 $327,430 Efficiency ratio, as adjusted 46.64% 48.60% 46.84% Annualized pre-provision net revenue / average assets Net interest income $300,907 $292,667 $282,559 Non-interest income, as reported 43,126 31,233 44,830 Less: Non-interest expense, as reported 171,893 160,213 157,166 Pre-provision net revenue $172,140 $163,687 $170,223 Average assets $41,161,448 $40,770,731 $41,429,725 Annualized pre-provision net revenue / average assets 1.67% 1.61% 1.64% Annualized pre-provision net revenue / average assets, as adjusted Net interest income $300,907 $292,667 $282,559 Non-interest income, as adjusted 43,239 31,351 44,871 Less: Non-interest expense, as adjusted 160,515 157,469 153,384 Pre-provision net revenue, as adjusted $183,631 $166,549 $174,046 Average assets $41,161,448 $40,770,731 $41,429,725 Annualized pre-provision net revenue / average assets, as adjusted 1.78% 1.63% 1.68% Three Months Ended Non-GAAP Disclosure Reconciliation

19 Non-GAAP Disclosure Reconciliation June 30, March 31, December 31, September 30, June 30, ($ in thousands, except for share data) 2021 2021 2020 2020 2020 Tangible book value per common share: Common shares outstanding 406,083,790 405,797,538 403,858,998 403,878,744 403,795,699 Shareholders' equity $4,737,807 $4,659,670 $4,592,120 $4,533,763 $4,474,488 Less: Preferred Stock 209,691 209,691 209,691 209,691 209,691 Less: Goodwill and other intangible assets 1,447,965 1,450,414 1,452,891 1,449,282 1,453,330 Tangible common shareholders' equity $3,080,151 $2,999,565 $2,929,538 $2,874,790 $2,811,467 Tangible book value per common share $7.59 $7.39 $7.25 $7.12 $6.96 Tangible common equity to tangible assets: Tangible common shareholders' equity $3,080,151 $2,999,565 $2,929,538 $2,874,790 $2,811,467 Total assets 41,274,228 41,178,011 40,686,076 40,747,492 41,626,497 Less: Goodwill and other intangible assets 1,447,965 1,450,414 1,452,891 1,449,282 1,453,330 Tangible assets $39,826,263 $39,727,597 $39,233,185 $39,298,210 40,173,167 Tangible common equity to tangible assets 7.73% 7.55% 7.47% 7.32% 7.00% As of

20 ▪ Log onto our website: www.valley.com ▪ Email requests to: tlan@valley.com ▪ Call Travis Lan in Investor Relations, at: (973) 686-5007 ▪ Write to: Valley National Bank 1455 Valley Road Wayne, New Jersey 07470 Attn: Travis Lan, SVP – Director, Corporate Finance & Business Development ▪ Log onto our website above or www.sec.gov to obtain free copies of documents filed by Valley with the SEC For More Information